SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 20, 2003
_________________
(Date of earliest event reported)

The Stanley Works
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(Exact name of Registrant as specified in its charter)

Connecticut	1-5224	06-0548860

(State or other Jurisdiction of Incorporation	Commission File No.)	( IRS Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut   06053
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(Address of principal executive offices, including zip code)

                Registrant’s telephone number, including area code (860)  225-5111

Not Applicable.
______________________________________________________
(Former name or former address, if changed since last report)

Item 5.    Other Events.

                On May 20, 2003, the Company issued a press release announcing that John M. Trani, Chairman and Chief Executive Officer, will retire effective December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits.

99.1        Press Release dated May 20, 2003

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STANLEY WORKS (Registrant)

Date:	May 20, 2003	By:	/s/ Bruce H. Beatt

Name:	Bruce H. Beatt
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 20, 2003